                                                                 Exhibit 10.8

                                QUANTUM MAGNETICS, INC.

                                SHAREHOLDERS AGREEMENT

     THIS SHAREHOLDERS AGREEMENT (the "Agreement") is made and entered into this 10th day of April, 1997, by and among Quantum Magnetics, Inc., a California corporation (the Company"), those certain holders of the Company's Common
Stock listed on Exhibit A hereto (the "Key Shareholders") and the person or entity listed on Exhibit B hereto (the "Investor").

                                     WITNESSETH:

     WHEREAS, the Key Shareholders are the beneficial owners of an aggregate of five million seventy eight thousand three hundred seventy five (5,078,375) shares of the capital stock of the Company; and

     WHEREAS, the Company proposes to sell shares of its Series D Preferred Stock (the "Series D Preferred Stock") to the Investor pursuant to terms of the Series D Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

     WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement (the "Financing"), the Company, the Key Shareholders and the Investor have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I

                                       VOTING

1.1  COMMON SHARES; INVESTOR SHARES.

     (a) The Key Shareholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Key Shareholders after the date hereof, (hereinafter collectively referred to as the "Key Shareholder Shares") subject to, and to vote the Key Shareholder Shares in accordance with, the provisions of this Agreement.

     (b) The Investor agrees to hold all shares of voting capital stock of the Company now owned or hereinafter acquired by it (including but not limited to all shares of Common Stock issued upon conversion of the Series D Preferred Stock) registered in its name or beneficially


                                      1.

acquired by the Investor after the date hereof (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

1.2  VOTING.

     (a) At each election of directors in which the holders of Common Stock and holders of Preferred Stock, voting together as a single class, are entitled to elect directors of the Company, the Key Shareholders and the Investor shall consult each other and shall vote their respective shares of the Company's voting stock such that (i) two directors will be nominees of the holders of a majority in interest of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Common Stock, voting together as a single class on an as-if-converted basis; (ii) two directors shall be the nominee of the holders of the Series A Preferred and Series C Preferred voting together as a single class on an as-if-converted basis,
(iii) two directors shall be the nominee of the holders of a majority in interest of Series B Preferred and Common Stock, voting together as a single class on an as-if-converted basis; and (iv) one director shall be the nominee of the holders of the Series D Preferred, voting as a separate class.

     (b) Except as otherwise permitted pursuant to Section 1.2(c) hereof, during the period beginning upon the Series D Closing (as defined in the Purchase Agreement) and ending eight months thereafter, at any time from that day forth in which the holders of Common Stock and holders of Preferred Stock, voting together as a single class, are entitled to elect directors of the Company, the Key Shareholders and Investors shall consult each other and shall vote their respective shares of the Company's voting stock such that, if at any time during the aforesaid eight-month period, the Company (i) seeks out, is approached by a third party with, or otherwise receives an offer to enter into a joint development agreement or relationship, a license or other transfer of technology rights, or any other technology development relationship with a third party, for the development of any explosive detection system for use in the field of aviation security or drug detection with a third party, (ii) seeks to increase or decrease the authorized number of shares of the Common Stock of the Company, (iii) takes any action which results in the creation (by reclassification or otherwise) of any new class or series of shares having rights, preferences or privileges senior to or on a parity with the Series D Preferred, (iv) takes any action which results in the redemption of any shares of Common Stock (other than pursuant to employee agreements), (v) takes any action which results in any merger, other corporate reorganization, sale of control, or any transaction in which all or substantially all of the assets of the Company are sold, (vi) takes any action which results in any sale, lease, assignment, transfer or other conveyance out of the ordinary course of business of assets of the Company or any corporation more than 50% of whose outstanding voting stock is owned by the Company ("Subsidiary") which involves an aggregate consideration of more than 50% of the book value of the Corporation's consolidated assets, or any merger, reorganization or recapitalization of the Corporation resulting in a change in control of equity securities holding more than 50% of the voting power of the Company's equity securities, or make any agreement or become obligation to do so, unless the obligations of the Company under such agreement are expressly conditioned upon the approval required hereby, the holders of the Common Stock, Series A Preferred, Series


                                      2.

B Preferred and Series C Preferred shall vote their shares as directed by the holders of a majority of the Series D Preferred with respect to such transaction or, in the event that no shareholder vote is required, shall direct their respective board representatives to vote in accordance with the recommendation of the board representative of the Series D Preferred.

     (c) The parties agree that this Shareholder Agreement shall not require them to vote their shares or direct their representatives on the Company's Board of Directors so as to prevent the Company from engaging in a merger, acquisition or sale of substantially all of the assets of the Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation.

1.3  LEGEND.

     (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Key Shareholder Shares and the Investor Shares the following restrictive legend (the "Legend"):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
     TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO QUANTUM MAGNETICS, INC. AT ITS PRINCIPAL PLACE OF BUSINESS."

     (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Key Shareholder Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

1.4 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Key Shareholder Shares or Investor Shares. The Company shall not permit the transfer of any of the Shareholder Shares or Investor Shares on its books or issue a new certificate representing any of the Shareholder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written Agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Shareholder or Investor, as applicable.

1.5 OTHER RIGHTS. Except as provided by this Agreement, each Key Shareholder and Investor shall exercise the full rights of a shareholder with respect to the Key Shareholder Shares and the Investor Shares, respectively.


                                      3.

                                  ARTICLE II

                                  TERMINATION

2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

     (a) the date of the closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended; or

     (b) at such time as the Investors hold less than One Hundred Thousand (100,000) shares of Preferred Stock (as adjusted for stock splits and the like); or

     (c) ten (10) years from the date of this Agreement; or

     (d) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors and a majority in interest of the Key Shareholders.


                                     ARTICLE III

                                    MISCELLANEOUS

3.1 OWNERSHIP. Each Key Shareholder represents and warrants to the Investor that (a) he or she now owns the Key Shareholder Shares free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Key Shareholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Shareholder enforceable in accordance with its terms.

3.2 FURTHER ACTION. If and whenever the Key Shareholder Shares are sold, the Key Shareholders or the personal representative of the Key Shareholders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Key Shareholder Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

3.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal


                                      4.

representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

3.4 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

3.5 AMENDMENT. This Agreement may be amended only by an instrument in writing signed by the Company, a majority in interest of the Investors and a majority in interest of the Key Shareholders.

3.6 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

3.7 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

3.8 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's shareholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Key Shareholder Shares or Investor Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Key Shareholder Shares or Investor Shares, as the case may be, for purposes of this Agreement.

3.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

3.10 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

3.11 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

3.12 ENTIRE AGREEMENT. This Agreement, the Purchase Agreement and the Related Agreements (as such term is defined in the Purchase Agreement) constitute the entire agreement of the parties concerning the matters set forth herein, and supercede all prior and contemporaneous agreements and understandings. In the event of a conflict between this Agreement and the Purchase Agreement and/or the Related Agreements as to any matter set forth herein, the terms of this Agreement shall control.


                                      5.

         IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date first above written.


COMPANY:                               INVESTOR:

QUANTUM  MAGNETICS, INC.               INVISION TECHNOLGIES, INC.

By: /s/ Dale Sheets                    By:  /s/ Sergio Magistri
   -----------------------------          ------------------------------
    Dale Sheets, President                  Sergio Magistri, CEO


KEY SHAREHOLDERS:

/s/ Lowell J. Burnett
----------------------------------------
Lowell J. Burnett

/s/ John C. Downing
----------------------------------------
John C. Downing, Trustee of the John C.
Downing Trust dated 5/20/94

/s/ Andrew D. Hibbs
----------------------------------------
Andrew D. Hibbs

/s/ Barton G. Ice
----------------------------------------
Barton G. Ice

/s/ Mildred Ice
----------------------------------------
Mildred Ice, Trustee of the Lawrence Everett
Ice Testamentary Trust, dated 12/20/82

/s/ George W. Leisz
----------------------------------------
George W. Leisz,
Trustee Under Trust Dated 6/24/82


                                      6.

/s/ Jacquelin R. Leisz
----------------------------------------
Jacquelin R. Leisz,
Trustee Under Trust Dated 6/24/82

/s/ William B. Lindgren
----------------------------------------
William B. Lindgren

/s/ Randall R. Lunn
----------------------------------------
Randall R. Lunn


Quantum Design


By:    /s/ David Schultz
       -----------------------------
       David Schultz
Title: Chief Operating Officer

/s/ Benjamin D. Thorson
----------------------------------------
Benjamin D. Thorson


TVM Eurotech Limited Partnership

By:   TVM Techno Venture Management Limited Partnership,
Its:  General Partner
By:   TVM Management Corporation,
Its:  General Partner


By:    /s/ Joe J. Bell
       ----------------------------
Title: Treasurer
       ----------------------------


TVM Intertech Limited Partnership

By:   TVM Techno Venture Management Limited Partnership,
Its:  General Partner
By:   TVM Management Corporation,
Its:  General Partner


By:    Joe J. Bell
       ----------------------------
Title: Treasurer
       ----------------------------


                                      7.

TVM Techno Venture Enterprises No. Ii Limited Partnership

By:   TVM Techno Venture Management Limited Partnership,
Its:  General Partner
By:   TVM Management Corporation,
Its:  General Partner


By:    Joe J. Bell
       ----------------------------
Title: Treasurer
       ----------------------------


TVM Techno Venture Investors No. 1 Limited Partnership

By:    Joe J. Bell
       ----------------------------

Title:  General Partner


TVM Zweite Beteilgung-Us Limited Partnership

By:   TVM Techno Venture Management Limited Partnership,
Its:  General Partner
By:   TVM Management Corporation,
Its:  General Partner


By:    Joe J. Bell
       ----------------------------
Title: Treasurer
       ----------------------------

/s/ David Cox
----------------------------------------
David Cox

/s/ Ronald Sager
----------------------------------------
Ronald Sager

/s/ Michael Simmonds
----------------------------------------
Michael Simmonds


Signal Ventures

By:      /s/ Daniel W. Derby
       ----------------------------
Title:   Partner
       ----------------------------


                                      8.

     EXHIBIT A


                           LIST OF KEY SHAREHOLDERS

                              NUMBER OF SHARES        NUMBER OF SHARES          NUMBER OF SHARES      NUMBER OF SHARES OF
    NAME/ADDRESS           OF SERIES A PREFERRED    OF SERIES B PREFERRED    OF SERIES C PREFERRED        COMMON STOCK
------------------------   ---------------------    ---------------------    ---------------------    -------------------

Lowell J. Burnett                                          34,907                    60,000                  636,073
7740 Kenamar Court
San Diego, CA 92121

David Cox                                                                            20,000                  201,566
11578 Sorrento Valley
Road
San Diego, CA 92121

John C. Downing,                    166,000                                          50,000                   20,000
Trustee of the
John C. Downing Trust
dated 5/20/94
790 Neptune Avenue
Leucadia, CA 92024

Barton G. Ice                        25,000               213,611                    84,400
c/o John A. Levin
Company
One Rockefeller Plaza,
25th Floor
New York, NY 10020

George W. Leisz and                  16,667                35,601                    20,000                   35,000
Jacquelin R. Leisz
Trustees Under Trust
Dated 6-24-82
7241 Encelia Drive
La Jolla, CA 92037

William B. Lindgren                                                                                          236,566
1361 Cherrytree Court
Encinitas, CA 92024

Randall R. Lunn                                                                                               20,000
101 Arch Street, Suite
1950
Boston, MA 02110

Quantum Design, Inc.                                                                869,036                  125,001
11578 Sorrento Valley
Road
San Diego, CA 92121

Ronald Sager                                                                                                 201,566
11578 Sorrento Valley
Road
San Diego, CA 92121

                                      9.

                              NUMBER OF SHARES        NUMBER OF SHARES          NUMBER OF SHARES      NUMBER OF SHARES OF
    NAME/ADDRESS           OF SERIES A PREFERRED    OF SERIES B PREFERRED    OF SERIES C PREFERRED        COMMON STOCK
------------------------   ---------------------    ---------------------    ---------------------    -------------------

Signal Ventures                      66,667               213,611                    99,120
777 South Pacific Coast
Highway
Suite 107
Solana Beach, CA
92075

Michael Simmonds                                                                                             235,228
11578 Sorrento Valley
Road
San Diego, CA 92121

Benjamin D. Thorson                                                                                          142,088
7740 Kenamar Court
San Diego, CA 92121

TVM Eurotech Limited                186,667                                          60,000
Partnership
101 Arch Street, Suite
1950
Boston, MA 02110

TVM Intertech Limited               186,667                                          60,000
Partnership
101 Arch Street, Suite
1950
Boston, MA 02110

TVM Techno Venture                  280,000                                          90,000
Enterprises
No. II Limited
Partnership
101 Arch Street, Suite
1950
Boston, MA 02110

TVM Techno Venture                   17,333
Investors
No. 1 Limited
Partnership
101 Arch Street, Suite
1950
Boston, MA 02110

TVM Zweite                          280,000                                          90,000
Beteilgung-US
Limited Partnership
101 Arch Street, Suite
1950
Boston, MA 02110


TOTAL                             1,225,001               497,730                 1,502,556                1,853,088


                                      10.

                                   EXHIBIT B

                               LIST OF INVESTORS


INVESTOR                             SERIES D PREFERRED
--------                             ------------------

InVision Technologies, Inc.             1,185,700



                                      11.